Exhibit 99.1

[LOGO]
CLEARLAKE CAPITAL

650 Madison Avenue,
23rd Floor
New York, New York 10022
Tel 212.610.9000


September 12, 2007

PERSONAL AND CONFIDENTIAL

GoAmerica, Inc.
433 Hackensack Avenue,
Hackensack, NJ 07601
Attn: Daniel R. Luis, Chief Executive Officer

Re: Amended and Restated First Lien Debt Commitment Letter

Ladies and Gentlemen:

You have advised Clearlake Capital Group, LP (together with the funds and accounts managed or advised by it, "Clearlake") that GoAmerica, Inc. (together with its subsidiaries, the "Company"), intends to acquire all or substantially all of the assets of the Tele Relay Services division of Verizon Communications Inc. (the "TRS Division" and such acquisition, the "Acquisition") pursuant to a definitive asset purchase agreement for the Acquisition (the "Acquisition Agreement"). Upon the terms, and subject to satisfaction of the conditions, set forth herein, CCP A, L.P., a fund managed by Clearlake, hereby commits to provide certain debt financing for the Company to finance the Acquisition, for the Company's expenses and working capital purposes and for the repayment of certain of the Company's existing secured debt. The requested financing will be structured as a $30 million first lien term loan or note issuance (the "First Lien Debt Financing") having the terms set forth in Annex A, and will be subject to the conditions set forth in this letter and in the attached Annexes A and B hereto (collectively, the "Commitment Letter"). This Commitment Letter amends and restates that certain First Lien Debt Commitment Letter, dated as of August 1, 2007, by and between the Company and CCP A, L.P.

On August 1, 2007, the parties hereto (or their affiliates) entered into (i) that certain $3,500,000 Credit Agreement (the "Bridge Credit Agreement") and
(ii) that certain  $1,500,000 Stock Purchase  Agreement (the  "$1,500,000  Stock
Purchase Agreement"). On the date hereof, the parties hereto (or their affiliates) are also entering into (x) an Amended and Restated Stock Purchase Agreement covering 7,446,809 shares of the Company's Series A Preferred Stock (the "Amended and Restated Stock Purchase Agreement") and (y) an amended and restated Second Lien Debt Commitment Letter (the "Second Lien Debt Commitment Letter" and together with the $1,500,000 Stock Purchase Agreement, the Amended and Restated Stock Purchase Agreement and the Bridge Credit Agreement, the "Other Financing Documents").


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GoAmerica, Inc.
September 12, 2007
Page 2


1. Indemnification; Exclusivity; Commitment Fee.

(a) The Company agrees to the provisions with respect to Clearlake's indemnity and other matters set forth in Annex B, which is incorporated by reference into this Commitment Letter.

(b) Except as expressly permitted by Section 10.5 of the Amended and Restated Stock Purchase Agreement: (I) the Company hereby agrees to exclusively negotiate the First Lien Debt Financing with Clearlake in good faith and will not enter into any discussions with third parties with respect to the First Lien Debt Financing or any other financing relating to the Acquisition (other than the financings contemplated by the Other Financing Documents) until the earliest of
(A) the Exclusivity Termination Date (defined below), (B) the execution of definitive agreements evidencing the First Lien Debt Financing, and (C) the date this Commitment Letter is terminated pursuant to a Termination Notice (as defined below); and (II) the parties hereto hereby agree to work together in good faith and to use reasonable commercial efforts to execute the First Lien Debt Financing Documents (defined below) within 60 days of the signing of the Acquisition Agreement, provided that consummation of the closing provided for in the First Lien Debt Financing Documents shall be subject only to the conditions set forth in Section 3 hereof (other than the condition set forth in paragraph
(a)(1) of Section 3), to customary conditions concerning the perfection of Clearlake's security interest in the collateral thereunder, and to such stockholder approvals as shall be required by the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"). As used herein, "Exclusivity Termination Date" shall mean December 31, 2007; provided that, if one or more Governmental Consents (as defined in the Acquisition Agreement as in effect on August 1, 2007) have not been obtained by December 31, 2007 and the Company exercises its option (the "Option") under the Acquisition Agreement to extend the Exclusivity Termination Date to March 31, 2008, Clearlake may, in its sole discretion, extend the Exclusivity Termination Date to March 31, 2008 by delivering written notice of such extension to the Company.

(c) The Company heretofore paid Clearlake a commitment fee of 1.66% of the face amount of the First Lien Debt Financing (the "Commitment Fee"). The Company hereby acknowledges and agrees that the Commitment Fee is fully earned and non-refundable on August 1, 2007 and is in addition to any other fees payable by the Company in connection with the First Lien Debt Financing.

2. Closing; Obligations.

Subject to the satisfaction of the conditions set forth in this Commitment Letter, the closing of the First Lien Debt Financing would occur no later than the closing of the Acquisition. Clearlake's obligation under this Commitment Letter (but not under the Definitive Agreement described below) will terminate upon the earliest of (a) the termination of the Amended and Restated Stock Purchase Agreement by the Company pursuant to Section 11.1(d)(ii) thereof, (b) the termination of the Acquisition Agreement, and (c) the later of (i) one day following Clearlake's delivery to the Company of written notice (which notice (a "Termination Notice") may be delivered at any time on or after December 31, 2007, except that if the Company exercises the Option and Clearlake elects to extend the Exclusivity Termination Date to March 31, 2008, such date shall be March 31, 2008 and not December 31, 2007) that Clearlake desires to terminate its obligation to close the First Lien Debt Financing, or (ii) the date that is specifically set forth as the termination date for this Commitment Letter in such Termination Notice.

3. Conditions.


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GoAmerica, Inc.
September 12, 2007
Page 3


Clearlake's obligation to provide the First Lien Debt Financing is subject to the following conditions:

      (a) The Company and Clearlake shall have negotiated, executed and delivered (or, in the case of clause (3) below, the Company shall have provided) (1) a definitive debt issuance and sale document with respect to the First Lien Debt Financing (the "Definitive Agreement"), (2) all documents related to the Definitive Agreement, including without limitation legal opinions, a solvency certificate from the Company and officers' certificates, and (3) corporate records, customary documents from public officials and customary evidence that the collateral agent shall have a valid and perfected first priority lien and security interest in the collateral (the documents referred to in this paragraph, collectively, the "First Lien Debt Financing Documents"), which First Lien Debt Financing Documents shall be in form and substance acceptable to Clearlake and its counsel (such acceptance not to be unreasonably withheld or delayed) and shall be based upon the Bridge Credit Agreement and the Loan Documents referenced therein.

      (b) The closing of the Acquisition in accordance with the Acquisition Agreement (except to the extent that the Acquisition Agreement is subsequently amended or any term or condition thereof waived, in either case without Clearlake's consent, such consent not to be unreasonably withheld or delayed) shall have occurred concurrently with the closing of the First Lien Debt Financing;

      (c) There shall have been no amendment of the managed services agreement between Stellar Nordia Services LLC (together with its affiliates, "Nordia") and the Company (the "Managed Services Agreement") executed as of August 1, 2007 other than (i) amendments reasonably acceptable to Clearlake (such acceptance not to be unreasonably withheld or delayed), and (ii) an amendment of the Company's existing services agreement with Nordia in form and substance acceptable to Clearlake (such acceptance not to be unreasonably withheld or delayed);

      (d) In respect of Acquisition-related documents entered into on or before August 1, 2007 or attached as exhibits to agreements entered into on or before August 1, 2007, there shall have been no amendment to any such Acquisition-related documents other than amendments in form and substance acceptable to Clearlake (such acceptance not to be unreasonably withheld or delayed), and in respect of other Acquisition-related documents, the Company shall have executed and delivered any such Acquisition-related documents in form and substance acceptable to Clearlake (such acceptance not to be unreasonably withheld or delayed);

      (e) The Company shall have received not less than $33,500,000 in gross cash proceeds from the Investors under and as defined in the Amended and Restated Stock Purchase Agreement as a result of the consummation of the Acquisition (unless the Investors are in material breach of their obligations under the Amended and Restated Stock Purchase Agreement);

      (f) The Company, Verizon Communications Inc. and Clearlake shall have received all necessary and material state and federal regulatory approvals (other than approvals that


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GoAmerica, Inc.
September 12, 2007
Page 4


            the Company and Clearlake agree should be waived, the consent to such waiver not to be unreasonably withheld or delayed) for the First Lien Debt Financing and the Acquisition, the Company's shareholders shall have approved the transactions contemplated by the Amended and Restated Stock Purchase Agreement with respect to the Acquisition in accordance with applicable law and the rules of Nasdaq, and the Company and Verizon Communications Inc. shall have received all other material consents required to consummate the Acquisition and the First Lien Debt Financing; and

      (g) There shall have occurred no material adverse change in the assets, liabilities, customer or supplier relationships, financial condition, operations or results of operations of the Company and the TRS Division taken as a whole, provided, however, in each case, not including any change that (A) is generally applicable to the U.S. economy, (B) is generally applicable to Internet protocol data and voice providers, (C) results from the execution of the Acquisition Agreement, the announcement of the Acquisition Agreement or the consummation of the transactions contemplated by the Acquisition Agreement or (D) relates to changes in generally accepted accounting principles generally applicable to companies serving as Internet protocol data and voice providers occurring after the date of the Acquisition Agreement, and there shall exist no action, suit, investigation, litigation or proceeding pending or threatened that (i) would reasonably be expected to have a material adverse effect on the assets, liabilities, customer or supplier relationships, financial condition, operations or results of operations of the Company and the TRS Division taken as a whole,
            (ii) would be of the type described in Section 6.1.2 of the Acquisition Agreement, or (iii) are for the purpose of enjoining or preventing the First Lien Debt Financing.

4. Miscellaneous.

Except for the integration of Section 10.5 of the Amended and Restated Stock Purchase Agreement, the provisions of Sections 1 and 4 hereof shall remain in full force and effect unless otherwise specifically stated in the definitive documentation for the First Lien Debt Financing that is executed and delivered, and notwithstanding the termination of this Commitment Letter or any commitment or undertaking hereunder.

This Commitment Letter shall not be assignable by the Company without Clearlake's prior written consent (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Commitment Letter may not be amended or any term or provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto.

This letter agreement shall be governed by the internal laws of the State of New York, without regard to conflict of laws principles, except for applicable Federal law.

EACH OF THE PARTIES TO THIS LETTER AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED

GoAmerica, Inc.
September 12, 2007
Page 5


UPON OR ARISING OUT OF THIS LETTER AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LETTER AGREEMENT.

Clearlake hereby notifies the Company that pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the "Act"), Clearlake and each other investor party (each an "Investor") to the definitive First Lien Debt Financing Documents are required to obtain, verify and record information that identifies the Company, which information includes the Company's name and address and other information that will allow Clearlake and the Investors to identify the Company in accordance with the Act. This notice is given in accordance with the requirements of the Act and is effective for Clearlake and each other Investor.

Please note that neither Clearlake nor any of its affiliates provides accounting, tax or legal advice. Notwithstanding anything herein to the contrary, Clearlake (and each of its members, officers, directors, employees, affiliates, agents, advisors and attorneys) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of this potential transaction and all materials of any kind (including tax opinions or other tax analyses) that are provided to Clearlake relating to such tax treatment and tax structure. However, the foregoing sentence shall not apply to any information relating to the tax treatment or tax structure to the extent nondisclosure of such information is reasonably necessary to enable any person to comply with applicable securities laws. For this purpose, "tax treatment" means U.S. federal income tax treatment, and "tax structure" is limited to any facts relevant to the U.S. federal tax treatment of the First Lien Debt Financing.

This Commitment Letter may be executed in any number of counterparts, each of which when executed shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter is the only agreement that has been entered into among the parties hereto with respect to the First Lien Debt Financing and sets forth the entire understanding of the parties with respect thereto and supersedes any prior written or oral agreements among the parties hereto with respect to the First Lien Debt Financing.

THIS COMMITMENT LETTER REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of page intentionally left blank]

Please confirm that the foregoing is in accordance with your understanding by signing and returning to Clearlake the enclosed copy of this Commitment Letter, whereupon this Commitment Letter shall become a binding agreement between us. Notwithstanding the foregoing, this letter shall be void if not signed and returned by you by 11:59 pm New York time on September 12, 2007. We look forward to working with you on this assignment.

Very truly yours,

CCP A, L.P.

By: Clearlake Capital Partners, LLC
Its: General Partner

By: CCG Operations, LLC
Its: Managing Member

By:    /s/ Behdad Eghbali
   ------------------------------------
Name:  Behdad Eghbali
Title: Authorized Signatory

                                    Accepted as of the date above:

                                    GOAMERICA, INC.

                                    By:    /s/ Daniel R. Luis
                                       -----------------------------------------
                                    Name:  Daniel R. Luis
                                    Title: Chief Executive Officer

                                     ANNEX A

                                 GOAMERICA, INC.

                         SUMMARY OF TERMS AND CONDITIONS

This Summary of Terms and Conditions of the Proposed First Lien Debt Financing does not purport to summarize all the terms, conditions, representations, warranties and other provisions with respect to the transactions referred to herein. Certain capitalized terms used herein are defined in the Commitment Letter.

Terms of the First Lien Debt
Financing

Issuer:                       GoAmerica, Inc. ("GOAM", or the "Issuer").

Guarantors:                   All  of  GOAM's   direct  and  indirect   domestic
                              subsidiaries, other than non-material subsidiaries
                              (determined on a basis consistent with the terms of the Bridge Credit Agreement).

Notes/Loan:                   Senior  secured notes or a senior  secured loan in
                              the principal  amount of $30,000,000  (the "Senior
                              Debt").

Security:                     The Senior Debt will be secured by perfected first
                              priority pledges of all of the equity interests of
                              GOAM's direct and indirect  domestic  subsidiaries
                              other   than   the    non-material    subsidiaries
                              referenced  above  (GOAM  and  such  subsidiaries,
                              collectively,  the "Loan Parties"),  and perfected
                              first priority security interests in and mortgages
                              on all tangible and intangible assets  (including,
                              without    limitation,     accounts    receivable,
                              inventory,    equipment,    general   intangibles,
                              intercompany notes, insurance policies (other than
                              directors   and   officers   liability   insurance
                              policies),   investment   property,   intellectual
                              property, real property, cash and proceeds of the foregoing) of the Loan Parties, wherever located, now or hereafter owned, subject to such exceptions as are agreed.

Proposed Closing              Closing of the Acquisition.
Date:

Maturity:                     One week  before  the date that is four  years and
                              six months from the closing of the Acquisition.

Interest Rate:                LIBOR + 700 bps per annum,  payable  quarterly  in
                              cash.

Ranking: GOAM will ensure that its obligations with respect to the Senior Debt will at all times constitute general, direct,


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

                              unsubordinated and unconditional obligations of the Loan Parties ranking at all times at least pari passu in priority of payment, and senior in right of security and in all other respects, with other senior indebtedness of GOAM now or hereafter outstanding.

Amortization:                 None, bullet at Maturity.

Prepayment Premium:           102% during year 1 following issuance; 101% during
                              years 2 through 4 following issuance; and no prepayment premium thereafter.

Covenants:                    The  type  of  covenants  will  be  customary  for
                              transactions  of this nature,  including,  but not
                              limited  to,  a  limitation  on  debt  incurrence,
                              limitation on sale of assets,  restricted payments
                              and  investments,   consolidations,   mergers  and
                              change  of   control,   issuance   of   subsidiary
                              securities, joint ventures and transactions with affiliates.

                              The documents  governing the Senior Debt will also
                              contain  covenants   requiring  that  the  Company
                              maintain:

                                  o  Minimum Liquidity of $5 million at all
                                     times,
                                  o Maximum CapEx in any fiscal year (excluding capitalized labor) of 30% over a plan agreed between the parties; and
                                  o Maximum Total Leverage Ratio (Total Debt to Pro-Forma Adjusted EBITDA) of 3.5x, which covenant shall be tested quarterly from and after Q1 2009 on a TTM basis.

Use of Proceeds:              Acquisition of the TRS Division,  general  working
                              capital purposes of GOAM and repayment of certain of the Company's existing secured debt.

Governing Law:                The  agreements   contemplated   hereby  shall  be
                              governed by the internal  laws of the State of New
                              York,   without   regard  to   conflicts  of  laws
                              principles.

Assignability:                Clearlake and its assignees  and  transferees  may
                              assign or transfer  their  interests  in the First
                              Lien Debt  Financing  at their  discretion  (i) to
                              Reservoir Capital Group, L.L.C. and its affiliates
                              and  affiliates of Clearlake,  without the consent
                              of  GOAM,  (ii) in  connection  with  the  primary
                              syndication  of the  First  Lien  Debt  Financing,
                              without  the consent of GOAM  (provided,  however,
                              that  Clearlake  shall remain  primarily and fully
                              liable  hereunder  if  the  conditions  set  forth
                              herein are  satisfied  and,  for any reason,  such
                              syndication   does  not  provide
                              the financing  contemplated  hereunder)  and (iii)
                              otherwise, with the consent of GOAM, which consent
                              shall not be unreasonably withheld, conditioned or
                              delayed;  provided that GOAM's consent to any such
                              assignment  or  transfer  shall  not  be  required
                              following   the    occurrence   and   during   the
                              continuance of a default or event of default under the First Lien Debt Financing Documents.


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

                                     ANNEX B

In the event that Clearlake becomes involved involuntarily in any capacity in any action, proceeding or investigation brought by or against any person, including stockholders or other equity holders of the Company, in connection with the transactions contemplated by this Commitment Letter (the "Letter"), the Company periodically will reimburse Clearlake for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. The Company also will indemnify and hold Clearlake harmless against any and all losses, claims, damages or liabilities to any such person in connection with the transactions contemplated by the Letter, and without regard to the exclusive or contributory negligence of Clearlake or its affiliates, or the members, directors, agents, employees and controlling persons (if any), as the case may be, of Clearlake and any such affiliate, except to the extent that a court shall have found (in a judgment not subject to further appeal or for which the time for appeal has expired) that any such loss, claim, damage or liability results from the bad faith, gross negligence or willful misconduct of Clearlake in performing obligations that are the subject of the Letter. If for any reason the foregoing indemnification is unavailable to
Clearlake or is insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by Clearlake as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Company and its stockholders or other equity holders on the one hand and Clearlake on the other hand in the matters contemplated by the Letter as well as the relative fault of the Company and Clearlake with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliate of Clearlake and the members, directors, agents, employees and controlling persons (if any), as the case may be, of Clearlake and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Clearlake, any such affiliate and any such person. The Company also agrees that neither any indemnified party nor any of such affiliates, partners, directors, agents, employees or controlling persons shall have any liability based on its or their exclusive or contributory negligence or otherwise to the Company or any person asserting claims on behalf of or in right of the Company or any other person in connection with the transactions contemplated by the Letter except to the extent that a court shall have found (in a judgment not subject to further appeal or for which the time for appeal has expired) that any losses, claims, damages, liabilities or expenses incurred by the Company resulted from the bad faith, gross negligence or willful misconduct of such indemnified party in performing the services that are the subject of the Letter; provided, however, that in no event shall such indemnified party or such other parties have any liability for any indirect, consequential or punitive damages in connection with or as a result of such indemnified party's or such other parties' activities related to the Letter.

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